Exhibit 23.2

               CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
February 14, 2000 relating to the financial statements, which appears in the Minnesota Mining and Manufacturing
Company's Annual Report on Form 10-K for the year ended
December 31, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
St. Paul, Minnesota
August 28, 2000